UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2015

TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	001-34657 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive officers)

75201
(Zip Code)

214-932-6600
(Registrant's telephone number,
including area code)

N/A
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

(a)
On July 22, 2015, Texas Capital Bancshares, Inc. issued a press release and made a concurrent public presentation regarding its operating and financial results for its fiscal quarter ended June 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation is attached hereto as Exhibit 99.2.

The information in Item 2.02 of this report (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated July 22, 2015 announcing Texas Capital Bancshares, Inc.'s operating and financial results for its fiscal quarter ended June 30, 2015

99.2	Presentation given July 22, 2015 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended June 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 22, 2015	TEXAS CAPITAL BANCSHARES, INC.

		By:	/s/ Peter B. Bartholow
Peter B. Bartholow Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated July 22, 2015 announcing Texas Capital Bancshares, Inc.'s operating and financial results for its fiscal quarter ended June 30, 2015

99.2	Presentation given July 22, 2015 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended June 30, 2015